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                                                                  Exhibit 10.d.


                             NINTH AMENDMENT TO THE
                                HUFFY CORPORATION
                        SUPPLEMENTAL/EXCESS BENEFIT PLAN


         WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan") effective January 1, 1988; and

         WHEREAS, the Sponsor desires to amend the Plan;

         NOW, THEREFORE, the Sponsor adopts the following amendment to the Plan effective March 1, 2000:


I. Section 1.10 of the Plan shall be amended and restated in its entirety to read as follows:

                  1.10 "Retirement Plan" shall mean, for the period beginning on January 1, 1998, the Huffy Corporation Retirement Plan. For the period prior to January 1, 1998, "Retirement Plan" shall mean the Huffy Salaries Employees' Retirement Plan, the Huffy Service First, Inc. Retirement Plan, the True Temper Hardware Company Salaried Employees' Retirement Plan and the W.I.S. Retirement Plan.


II. Section 1.13 of the Plan shall be amended and restated in its entirety to read as follows:

                  1.13 "Amended Benefit Formula" shall mean changes to the benefit formula of the Retirement Plan which became effective as of January 1, 1989 or any date thereafter.


III. In all other respects, the Plan shall remain unchanged. Provided, however, that this Amendment and the Plan may be amended and/or restated, without further action by the Board of Directors of the Sponsor, as the President or Secretary of the Sponsor deems necessary to clarify and eliminate inconsistencies in the Plan.


         IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of this 15th day of February, 2000.


                                        HUFFY CORPORATION


                                        By:   /s/ Nancy A. Michard
                                             -----------------------------------

                                        Title:  Vice President-General Counsel
                                                and Secretary
                                               ---------------------------------